UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA U.S. VALUE FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA U.S. VALUE FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1:  Report to Shareholders.

Annual Report

FPA U.S. Value Fund, Inc.

December 31, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

Introduction

The Fund underperformed the S&P 500 in 2017 for many of the same reasons it did in 2016. A large part of the underperformance was due to the Fund's underweight exposure throughout most of the year to Information Technology and Financials, the S&P 500's two largest sectors and two of the top performing sectors in 2017. Collectively, these two sectors account for nearly 40% of the S&P 500, but the Fund had less than 14% combined exposure throughout most of the year. In 2017, the IT sector was up 38.6% while Financials were up 21.9%. Additionally, the Fund's heavily overweight exposure to Media, Pharmaceutical Services and Airlines throughout most of the year impacted performance as these industries performed poorly relative to the market.

It is worth noting that by the end of November, the Fund meaningfully reduced its exposure to Media, Pharmaceutical Services and Airlines. At the same time, the Fund materially increased its exposure to Information Technology and Financials, resulting in an approximate equal weighting to the index and maintained that exposure entering 2018.

Portfolio Commentary

The backdrop for investing in large-cap, growing companies remains attractive. The 10-year U.S. treasury rate is below 3% and near historical lows. The unemployment rate is low. Economic growth is solid and could improve with the recent passage of tax reform. The valuations of U.S. equities do not appear to be cheap. However, we believe that the trading multiples look more reasonable after adjusting for a new 21% corporate tax rate and the benefit of bringing back cash held overseas to use for increased capital investment, R&D, M&A, debt repayment, and dividends. Additionally, the tax reform could lead many companies to increase share repurchase activity in the coming years, which may help put upward pressure on the market.

Compared to the broader market, we believe our portfolio is of higher quality and has greater potential for earnings growth. At the same time, based on consensus estimates, our portfolio positions, taken together, trade at a discount to the S&P 500's forward P/E1 and to our estimate of their intrinsic value.

	FPA U.S. Value Fund		S&P 500
Large Capitalization exposure	92.2%		97.8%
Top 5 Holdings exposure	22.2%		13.9%
Top 10 Holdings exposure	31.4%		19.8%
Foreign Securities exposure	11.5%		0.0%
12-Month Forward P/E	17.2	x	19.4	x
Price/Book	3.1	x	3.3	x
Return on Equity (1-year)	19.2%		18.8%
EPS Growth Historical (2-year, $weighted median)	10.2%		8.4%
EPS Growth Forecast (2-year, median)	13.8%		10.8%
Median Market Cap (billions)	$73.9		$21.9
Weighted Average Market Cap (billions)	$210.7		$197.1

Source: FPA, Mellon

1  P/E (Price-to-Earnings Ratio) is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

As of Dec. 31, 2017, the Fund was invested in 83 companies, including 65 that are in the S&P 500. By definition, there are 435 other index positions not in our portfolio. And since the 65 positions in common make up approximately one-third of the S&P 500's weighting, approximately two-thirds of the Fund's portfolio is different relative to the index. At the same time, a majority of those 65 positions are overweight in the Fund relative to the index. The Fund's remaining 18 investments are predominantly a combination of large-cap foreign and mid-cap U.S. companies. Combined, these 18 companies make up 17.4% of the portfolio. Cash is 3.6%. As a result, the Fund continues to have a high active share compared to the S&P 500.

In terms of geography, 84.9% of the portfolio is invested in U.S. companies, while 11.5% is invested in foreign equities. By market capitalization, 92.2% of the portfolio is invested in large-cap companies, with nearly one-third of the portfolio invested in mega-caps — companies with market values north of $200 billion. The portfolio's weighted average market cap is $210.7 billion, while the Fund's median market cap is $73.9 billion.

Regarding portfolio concentration, the Fund's top five positions make up 22.2% of the Fund compared to approximately 13.9% for the S&P 500. The Fund's top 10 positions make up 31.4% of the portfolio versus 19.8% for the index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and increase some of the Fund's smallest ones as our conviction increases.

From an industry exposure standpoint, the portfolio has investments in eight of the 11 sectors in the S&P 500. Combined, those eight sectors make up 88.9% of the S&P 500 and 96.4% of the Fund's portfolio. Relative to the S&P 500, the portfolio is similarly weighted in technology, financials, healthcare and materials; overweight in consumer discretionary and industrials; and underweight in consumer staples and real estate. The Fund currently does not have any investments in energy, telecommunications services or utilities. Collectively, those three sectors make up 11.1% of the S&P 500.

Sector	FPA U.S. Value Fund	S&P 500
Information Technology	23.9%	23.8%
Consumer Discretionary	21.2%	12.2%
Industrials	17.6%	10.3%
Financials	15.3%	14.8%
Health Care	13.1%	13.8%
Materials	2.5%	3.0%
Real Estate	1.5%	2.9%
Consumer Staples	1.3%	8.2%
Energy	0.0%	6.1%
Utilities	0.0%	2.9%
Telecommunication Services	0.0%	2.1%
Total	96.4%	100.0%
Cash and equivalents (net of liabilities)	3.6%

Source: FPA, Mellon

In our view, the portfolio stands to benefit from the recent passage of corporate tax reform. Most of our companies are domestic and many have above average effective corporate tax rates. As a result, their earnings

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

may increase with the decline in the corporate tax rate. Additionally, several companies in the Fund will benefit from the ability to repatriate cash held overseas.

Q4 2017 Winners and Losers2

Winners	Losers
Alphabet	CVS Health
Anthem	Houghton Mifflin Harcourt
Porsche Auto	Whirlpool
Delta Air Lines	Express Scripts
Union Pacific Corp.	Discovery Communications

YTD 2017 Winners and Losers2

Winners	Losers
Alphabet	Spirit Airlines
Anthem	Discovery Communications
Madison Square Garden	Tempur Sealy
AmerisourceBergen	CBS
Apple	CVS Health

The Fund's top five winners for the fourth quarter contributed approximately 1.71%, while its top five losers cost the Fund approximately 1.73%. For the calendar year 2017, the Fund's top five winners contributed approximately 6.42%, while its top five losers cost the Fund approximately 3.53%.

Alphabet (NASDAQ: GOOG) was one of the Fund's biggest winners in the fourth quarter and 2017. Its core search business and YouTube are growing at above average rates. The company continues to invest billions into them and its Other Bets businesses, including Nest, where losses have narrowed. The Fund's position in GOOG has grown through share price appreciation. It remains the portfolio's largest holding because we are optimistic about the company's prospects.

One of the Fund's detractors in the quarter and for the year was CVS Health (NYSE: CVS). CVS, along with its closest peer, Walgreens Boots Alliance (NASDAQ: WBA), suffered from the market's perception that Amazon will ultimately enter the retail pharmacy industry and disrupt their businesses. Even if Amazon competes with them, we do not believe it will take significant share away from these two companies. However, CVS is not sitting still. In December, it began offering free, same-day deliveries from its Manhattan stores. In early 2018, it will launch same-day service in several more cities, and will expand next-day deliveries nationwide.

Recently, CVS announced a merger with Aetna (NYSE: AET), one of the nation's largest health insurers. While the market sees the move as defensive, we have a different view. Ten years ago, CVS changed the pharmacy industry with its purchase of one of the largest pharmacy benefit managers, Caremark. Now it is trying to further vertically integrate and change how another part of healthcare is delivered to consumers. Given the company's strong performance under the current management team over the past several years, we are inclined to be optimistic that they will successfully integrate the two businesses. Plus, CVS and AET have high effective corporate tax rates in the United States and stand to benefit significantly from the recently passed tax reform.

2  Reflects top five contributors and top five detractors to the Fund's performance based on contribution to return basis. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. Past performance does not guarantee future results.

FPA U.S. VALUE FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Closing

We are optimistic that the Fund is positioned to generate good absolute and relative returns compared to the S&P 500 going forward.

We look forward to delivering value for our shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager

January 2018

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. VALUE FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA U.S. Value Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2017

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

A new strategy for FPA U.S. Value Fund, Inc. was implemented beginning on September 1, 2015. The returns above include performance of the previous managers prior to that date.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 16 and 19. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA U.S. VALUE FUND, INC.
PORTFOLIO SUMMARY

December 31, 2017

Common Stocks		95.4%
Internet Media	13.5%
Aircraft & Parts	6.4%
Diversified Banks	6.2%
Entertainment Content	5.6%
Communications Equipment	4.1%
Large Pharma	3.8%
Consumer Finance	3.0%
Managed Care	2.9%
Courier Services	2.6%
Health Care Supply Chain	2.6%
Infrastructure Software	2.5%
Home Products Stores	2.4%
Comml & Res Bldg Equip & Sys	2.3%
Investment Management	2.1%
Cable & Satellite	2.1%
Automobiles	2.1%
Home Improvement	1.6%
Instl Trust Fiduciary & Custody	1.5%
Rail Freight	1.5%
REIT	1.5%
Specialty Chemicals	1.5%
Homebuilders	1.5%
Internet Based Services	1.4%
Airlines	1.4%
Institutional Brokerage	1.3%
Insurance Brokers	1.3%
Private Equity	1.3%
Food & Drug Stores	1.3%
Cruise Lines	1.3%
E-Commerce Discretionary	1.1%
P&C Insurance	1.0%
Life Science Equipment	1.0%
Electrical Power Equipment	1.0%
Basic & Diversified Chemicals	1.0%
Entertainment Facilities	1.0%
Automotive Retailers	1.0%
Mass Merchants	0.8%
Professional Services	0.6%
Health Care Facilities	0.6%
Industrial Distribution & Rental	0.6%
Health Care Services	0.6%
Information Technology Services	0.5%
Biotech	0.5%
Advertising & Marketing	0.5%
Medical Devices	0.5%
Specialty Pharma	0.5%
Closed End Fund		1.0%
Short-term Investments		3.2%
Other Assets And Liabilities, Net		0.4%
Net Assets		100.0%

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2017

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 13.5%
Alphabet, Inc. (Class C) (a)	6,140	$6,424,896
Facebook, Inc. (Class A) (a)	29,300	5,170,278
		$11,595,174
AIRCRAFT & PARTS — 6.4%
Airbus SE (France)	28,350	$2,823,305
Arconic, Inc.	34,850	949,662
Boeing Co. (The)	2,800	825,748
United Technologies Corporation	7,350	937,640
		$5,536,355
DIVERSIFIED BANKS — 6.2%
Bank of America Corporation	40,000	$1,180,800
Citigroup, Inc.	32,750	2,436,927
JPMorgan Chase & Co.	16,000	1,711,040
		$5,328,767
ENTERTAINMENT CONTENT — 5.6%
CBS Corporation (Class B)	21,350	$1,259,650
Discovery Communications, Inc. (Class C) (a)	25,000	529,250
Naspers Ltd. (N Shares ADR) (South Africa)	16,000	905,600
Time Warner, Inc.	12,300	1,125,081
Twenty-First Century Fox, Inc. (Class A)	15,000	517,950
Walt Disney Co. (The)	4,500	483,795
		$4,821,326
COMMUNICATIONS EQUIPMENT — 4.1%
Apple, Inc.	13,700	$2,318,451
Cisco Systems, Inc.	31,800	1,217,940
		$3,536,391
LARGE PHARMA — 3.8%
AbbVie, Inc.	6,850	$662,464
Bayer AG (Germany)	3,250	405,549
Johnson & Johnson	9,700	1,355,284
Pfizer, Inc.	13,000	470,860
Roche Holding AG (Switzerland)	1,650	417,389
		$3,311,546
CONSUMER FINANCE — 3.0%
American Express Co.	4,800	$476,688
Mastercard, Inc. (Class A)	5,700	862,752
Visa, Inc. (A Shares)	10,650	1,214,313
		$2,553,753

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
MANAGED CARE — 2.9%
Anthem, Inc.	7,350	$1,653,823
UnitedHealth Group, Inc.	3,800	837,748
		$2,491,571
COURIER SERVICES — 2.6%
FedEx Corp.	5,600	$1,397,424
United Parcel Service, Inc. (Class B)	7,300	869,795
		$2,267,219
HEALTH CARE SUPPLY CHAIN — 2.6%
AmerisourceBergen Corporation	13,700	$1,257,934
Express Scripts Holding Co. (a)	6,250	466,500
McKesson Corporation	3,100	483,445
		$2,207,879
INFRASTRUCTURE SOFTWARE — 2.5%
Microsoft Corporation	12,800	$1,094,912
Oracle Corporation	22,500	1,063,800
		$2,158,712
HOME PRODUCTS STORES — 2.4%
Home Depot, Inc. (The)	4,400	$833,932
Lowe's Cos., Inc.	13,500	1,254,690
		$2,088,622
COMML & RES BLDG EQUIP & SYS — 2.3%
Honeywell International, Inc.	2,800	$429,408
Ingersoll-Rand plc	12,700	1,132,713
Johnson Controls International plc	12,000	457,320
		$2,019,441
INVESTMENT MANAGEMENT — 2.1%
BlackRock, Inc.	2,250	$1,155,847
Invesco, Ltd.	18,100	661,374
		$1,817,221
CABLE & SATELLITE — 2.1%
Comcast Corp. (Class A)	45,000	$1,802,250
AUTOMOBILES — 2.1%
Daimler AG (Germany)	10,500	$891,968
Porsche Automobil Holding SE (Germany)	10,450	874,931
		$1,766,899

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
HOME IMPROVEMENT — 1.6%
Snap-on, Inc.	5,400	$941,220
Whirlpool Corporation	2,800	472,192
		$1,413,412
INSTL TRUST FIDUCIARY & CUSTODY — 1.5%
Bank of New York Mellon Corp. (The)	8,700	$468,582
State Street Corp.	8,700	849,207
		$1,317,789
RAIL FREIGHT — 1.5%
Union Pacific Corp.	9,800	$1,314,180
REIT — 1.5%
Medical Properties Trust, Inc.	93,500	$1,288,430
SPECIALTY CHEMICALS — 1.5%
Akzo Nobel NV (Netherlands)	9,550	$836,704
Axalta Coating Systems Ltd. (a)	13,500	436,860
		$1,273,564
HOMEBUILDERS — 1.5%
Lennar Corp. (B Shares)	394	$20,362
Lennar Corp. (Class A)	19,700	1,245,828
		$1,266,190
INTERNET BASED SERVICES — 1.4%
Expedia, Inc.	3,700	$443,149
Priceline Group, Inc. (The) (a)	440	764,606
		$1,207,755
AIRLINES — 1.4%
Delta Air Lines, Inc.	21,500	$1,204,000
INSTITUTIONAL BROKERAGE — 1.3%
Morgan Stanley	21,700	$1,138,599
INSURANCE BROKERS — 1.3%
Willis Towers Watson plc (Britain)	7,550	$1,137,710

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
PRIVATE EQUITY — 1.3%
Blackstone Group LP (The)	13,600	$435,472
KKR & Co. LP	33,300	701,298
		$1,136,770
FOOD & DRUG STORES — 1.3%
CVS Health Corporation	8,900	$645,250
Walgreens Boots Alliance, Inc.	6,400	464,768
		$1,110,018
CRUISE LINES — 1.3%
Carnival Corp.	9,900	$657,063
Norwegian Cruise Line Holdings, Ltd. (a)	8,400	447,300
		$1,104,363
E-COMMERCE DISCRETIONARY — 1.1%
JD.com, Inc. (ADR) (China) (a)	22,300	$923,666
P&C INSURANCE — 1.0%
Berkshire Hathaway, Inc. (Class A) (a)	3	$892,800
LIFE SCIENCE EQUIPMENT — 1.0%
Abbott Laboratories	7,700	$439,439
Thermo Fisher Scientific, Inc.	2,350	446,218
		$885,657
ELECTRICAL POWER EQUIPMENT — 1.0%
Siemens AG (Germany)	6,300	$877,984
BASIC & DIVERSIFIED CHEMICALS — 1.0%
DowDuPont, Inc.	12,200	$868,884
ENTERTAINMENT FACILITIES — 1.0%
Madison Square Garden Co. (The) (Class A) (a)	4,025	$848,671
AUTOMOTIVE RETAILERS — 1.0%
O'Reilly Automotive, Inc. (a)	3,500	$841,890
MASS MERCHANTS — 0.8%
Dollar General Corporation	7,400	$688,274

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS — Continued	Shares	Fair Value
PROFESSIONAL SERVICES — 0.6%
IWG plc (Switzerland)	160,000	$556,046
HEALTH CARE FACILITIES — 0.6%
HCA Holdings, Inc. (a)	6,000	$527,040
INDUSTRIAL DISTRIBUTION & RENTAL — 0.6%
HD Supply Holdings, Inc. (a)	13,000	$520,390
HEALTH CARE SERVICES — 0.6%
Laboratory Corp. of America Holdings (a)	3,000	$478,530
INFORMATION TECHNOLOGY SERVICES — 0.5%
Accenture plc (Class A) (Ireland)	2,900	$443,961
BIOTECH — 0.5%
Celgene Corp. (a)	4,175	$435,703
ADVERTISING & MARKETING — 0.5%
WPP plc (Britain)	24,000	$434,533
MEDICAL DEVICES — 0.5%
Medtronic plc (Ireland)	5,250	$423,938
SPECIALTY PHARMA — 0.5%
Allergan plc	2,500	$408,950
TOTAL COMMON STOCKS — 95.4% (Cost $72,682,701)		$82,272,823
CLOSED END FUND — 1.0%
Altaba, Inc. (a)	12,150	$848,678
TOTAL INVESTMENT SECURITIES — 96.4% (Cost $73,506,435)		$83,121,501

FPA U.S. VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 3.2%
State Street Bank Repurchase Agreement — 0.20% 1/2/2018 (Dated 12/29/2017, repurchase price of $2,783,062, collateralized by $2,930,000 principal amount U.S. Treasury Notes — 1.125% 2021, fair value $2,839,041)	$2,783,000	$2,783,000
TOTAL SHORT-TERM INVESTMENTS (Cost $2,783,000)		$2,783,000
TOTAL INVESTMENTS — 99.6% (Cost $76,289,435)		$85,904,501
Other Assets and Liabilities, net — 0.4%		307,512
NET ASSETS — 100.0%		$86,212,013

(a) Non-income producing security.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investment securities — at fair value (identified cost $73,506,435)	$83,121,501
Short-term investments — at amortized cost (maturities 60 days or less)	2,783,000
Due from broker — OTC derivatives collateral	250,292
Cash	110
Receivable for:
Dividends and interest	155,579
Investment securities sold	262,735
Capital Stock sold	2,613
Total assets	86,575,830
LIABILITIES
Payable for:
Capital Stock repurchased	130,441
Advisory fees	86,593
Accrued expenses and other liabilities	146,783
Total liabilities	363,817
NET ASSETS	$86,212,013
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 8,695,787 outstanding shares	$87,011
Additional Paid-in Capital	76,160,296
Accumulated net realized gain on investments	258,715
Undistributed net investment income	89,623
Unrealized appreciation of investments	9,616,368
NET ASSETS	$86,212,013
NET ASSET VALUE
Offering and redemption price per share	$9.91

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $28,260)	$1,446,566
Interest	8,071
Total investment income	1,454,637
EXPENSES
Advisory fees	793,453
Legal fees	184,077
Director fees and expenses	146,804
Transfer agent fees and expenses	101,452
Audit and tax services fees	55,836
Reports to shareholders	50,861
Filing fees	27,639
Custodian fees	13,592
Administrative services fees	5,864
Professional fees	5,295
Other	12,462
Total expenses	1,397,335
Reimbursement from Adviser	(101,368)
Net expenses	1,295,967
Net investment income	158,670
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,749,367
Written options	417,756
Foreign currency transactions	(5,557)
Net change in unrealized appreciation (depreciation) of:
Investments	6,828,790
Written options	136,353
Translation of foreign currency denominated amounts	12,081
Net realized and unrealized gain	10,138,790
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,297,460

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$158,670	$558,074
Net realized gain (loss)	3,161,566	(2,192,579)
Net change in unrealized appreciation (depreciation)	6,977,224	(2,375,916)
Net increase (decrease) in net assets resulting from operations	10,297,460	(4,010,421)
Distributions to shareholders from:
Net investment income	(549,989)	—
Net realized capital gains	—	(1,226,393)
Total distributions	(549,989)	(1,226,393)
Capital Stock transactions:
Proceeds from Capital Stock sold	17,183,002	16,995,453
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	385,339	1,026,355
Cost of Capital Stock repurchased	(54,035,942)*	(66,488,439)*
Net decrease from Capital Stock transactions	(36,467,601)	(48,466,631)
Total change in net assets	(26,720,130)	(53,703,445)
NET ASSETS
Beginning of Year	112,932,143	166,635,588
End of Year	$86,212,013	$112,932,143
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,864,285	1,933,917
Shares issued to shareholders upon reinvestment of dividends and distributions	39,440	117,029
Shares of Capital Stock repurchased	(5,630,754)	(7,441,302)
Change in Capital Stock outstanding	(3,727,029)	(5,390,356)

*  Net of redemption fees of $15,497 and $5,272 for the year ended December 31, 2017 and year ended December 31, 2016, respectively.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of year	$9.09	$9.36	$53.50	$49.53	$41.09
Income from investment operations:
Net investment income (loss)*	$0.01	$0.04	$(0.01)	$(0.08)	—
Net realized and unrealized gain (loss) on investment securities	0.86	(0.23)	(4.38)	8.08	$11.98
Total from investment operations	$0.87	$(0.19)	$(4.39)	$8.00	$11.98
Less distributions:
Dividends from net investment income	$(0.05)	—	—	—	$(0.02)
Distributions from net realized capital gains	—	$(0.08)	$(39.75)	$(4.03)	(3.52)
Total distributions	$(0.05)	$(0.08)	$(39.75)	$(4.03)	$(3.54)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$9.91	$9.09	$9.36	$53.50	$49.53
Total investment return***	9.52%	(2.00)%	(3.68)%	16.38%	30.46%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$86,212	$112,932	$166,636	$336,893	$310,921
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.22%	1.20%	0.97%	0.94%	0.96%
After reimbursement from Adviser	1.13%	1.11%	0.97%	0.94%	0.96%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.05%	0.32%	(0.03)%	(0.16)%	(0.22)%
After reimbursement from Adviser	0.14%	0.40%	(0.03)%	(0.16)%	(0.22)%
Portfolio turnover rate	137%	115%	109%	5%	8%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE 1 — Significant Accounting Policies

FPA U.S. Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $143,196,701 for the year ended December 31, 2017. The proceeds and cost of securities sold resulting in net realized gains of $2,749,367 aggregated $173,784,092 and $171,034,725, respectively, for the year ended December 31, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2017:

Undistributed Ordinary Income	$89,623
Undistributed Net Realized Gains	710,825
Unrealized Appreciation	9,162,956

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal years ended December 31, 2017 and 2016 were as follows:

	2017	2016
Dividends from ordinary income	$549,989	$1,140,666
Distributions from long-term capital gains	—	$85,727

The cost of investment securities held at December 31, 2017, was $73,958,545 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2017, for federal income tax purposes was $9,387,118 and $224,162, respectively resulting in net unrealized appreciation of $9,162,956. As of and during the year ended December 31, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2014 or by state tax authorities for years ended on or before December 31, 2013.

During the year ended December 31, 2017, the Fund reclassified $46,089 from Accumulated Net Investment Income to Accumulated Net Realized Gain to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses, return of capital distributions received from securities and adjusting the character of distributions received from Real Estate Investment Trusts.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2017, the Fund paid aggregate fees and expenses of $146,804 to all Directors who are not affiliated persons of the Adviser.

NOTE 6 — Redemption Fees

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee. Prior to that date, a redemption fee of 2% applied to redemptions within 90 days of purchase. For the year ended December 31, 2017, the Fund collected $15,497 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$11,595,174	—	—	$11,595,174
Aircraft & Parts	5,536,355	—	—	5,536,355
Diversified Banks	5,328,767	—	—	5,328,767
Entertainment Content	4,821,326	—	—	4,821,326
Communications Equipment	3,536,391	—	—	3,536,391
Large Pharma	3,311,546	—	—	3,311,546
Consumer Finance	2,553,753	—	—	2,553,753
Managed Care	2,491,571	—	—	2,491,571
Courier Services	2,267,219	—	—	2,267,219
Health Care Supply Chain	2,207,879	—	—	2,207,879
Infrastructure Software	2,158,712	—	—	2,158,712
Home Products Stores	2,088,622	—	—	2,088,622
Comml & Res Bldg Equip & Sys	2,019,441	—	—	2,019,441
Investment Management	1,817,221	—	—	1,817,221

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Cable & Satellite	$1,802,250	—	—	$1,802,250
Automobiles	1,766,899	—	—	1,766,899
Home Improvement	1,413,412	—	—	1,413,412
Instl Trust Fiduciary & Custody	1,317,789	—	—	1,317,789
Rail Freight	1,314,180	—	—	1,314,180
REIT	1,288,430	—	—	1,288,430
Specialty Chemicals	1,273,564	—	—	1,273,564
Homebuilders	1,266,190	—	—	1,266,190
Internet Based Services	1,207,755	—	—	1,207,755
Airlines	1,204,000	—	—	1,204,000
Institutional Brokerage	1,138,599	—	—	1,138,599
Insurance Brokers	1,137,710	—	—	1,137,710
Private Equity	1,136,770	—	—	1,136,770
Food & Drug Stores	1,110,018	—	—	1,110,018
Cruise Lines	1,104,363	—	—	1,104,363
E-Commerce Discretionary	923,666	—	—	923,666
P&C Insurance	892,800	—	—	892,800
Life Science Equipment	885,657	—	—	885,657
Electrical Power Equipment	877,984	—	—	877,984
Basic & Diversified Chemicals	868,884	—	—	868,884
Entertainment Facilities	848,671	—	—	848,671
Automotive Retailers	841,890	—	—	841,890
Mass Merchants	688,274	—	—	688,274
Professional Services	556,046	—	—	556,046
Health Care Facilities	527,040	—	—	527,040
Industrial Distribution & Rental	520,390	—	—	520,390
Health Care Services	478,530	—	—	478,530
Information Technology Services	443,961	—	—	443,961
Biotech	435,703	—	—	435,703
Advertising & Marketing	434,533	—	—	434,533
Medical Devices	423,938	—	—	423,938
Specialty Pharma	408,950	—	—	408,950
Closed End Fund	848,678	—	—	848,678
Short-Term Investment	—	$2,783,000	—	2,783,000
	$83,121,501	$2,783,000	—	$85,904,501

FPA U.S. VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2017.

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2017:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company: Repurchase Agreement	$2,783,000	$2,783,000	**	—	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $2,839,041 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. VALUE FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
THE BOARD OF DIRECTORS OF FPA U.S. VALUE FUND, INC.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of FPA U.S. Value Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 20, 2018

We have served as the auditor of one or more of the investment companies managed by First Pacific Advisors, LLC since 2002.

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 14, 2017, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2018, on the recommendation of the Independent Directors, who met in executive session on August 14, 2017 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Adviser also discussed the name change from FPA Perennial Fund, Inc. to FPA U.S. Value Fund, Inc. and the changes to the Fund's investment strategy. It was noted that as a result of the change in investment strategy the Fund added the S&P 500 as an index, in addition to the Russell 2500 Index, since it is generally representative of the U.S. stock market. The Board and the Independent Directors then acknowledged the length of service of the Fund's portfolio manager, Gregory Nathan, who joined the Adviser in 2003 and has managed the Fund since 2015. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group of midcap core funds selected by Morningstar (the "Peer Group"). The Board and the Independent Directors recognized that the new strategy is less than 2 years old and has not yet had time to develop a meaningful, long term track record. However, given the Fund's and the Adviser's long history, the Board and the Independent Directors noted the Adviser's experience and track record, as well as the Fund's long-term investment performance. The Board and the Independent Directors noted the Fund underperformed its Peer Group median for the one-, three- and five-year periods ending March 31, 2017 but outperformed its Peer Group for the ten-year period ending March 31, 2017. In addition, the Fund underperformed the Fund's benchmark, Russell 2500 Index for the one-, three-, five- and ten-year periods ending March 31, 2017 and underperformed the S&P 500 Index for the one-, three-, five- and ten-year periods ending March 31, 2017. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were above the median of those for the Peer Group and that the overall expense ratio of the Fund was above the median of that of the Peer Group. In addition, the Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the institutional account managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio manager, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had foregone the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that asset levels of the Fund are currently lower than they were seven years ago.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

FPA U.S. VALUE FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues benefitted from the services of the Adviser's highly experienced investment management team, which has produced competitive long-term returns, as well as their expectation that the new portfolio management team can also produce competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2018.

FPA U.S. VALUE FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2017	$1,000.00	$1,000.00
Ending Account Value December 31, 2017	$1,018.00	$1,019.45
Expenses Paid During Period*	$5.81	$5.81

*  Expenses are equal to the Fund's annualized expense ratio of 1.14%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2017 (184/365 days).

FPA U.S. VALUE FUND, INC.
PRIVACY POLICY

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LLC.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and

FPA U.S. VALUE FUND, INC.
PRIVACY POLICY

Continued

enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website, the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Independent Directors

Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Director* Years Served: 2	Consultant. ML2Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 5	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7

Independent Director

J. Richard Atwood – 1960	Director* and President Years Served: 20	Managing Partner of the Adviser.	7

FPA U.S. VALUE FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships

Officers

Gregory Nathan – 1981	Vice President & Portfolio Manager Years Served: 2	Managing Director of the Adviser since 2015 Formerly Vice President of the Adviser from 2007 to 2015.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 11	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

(This page has been left blank intentionally.)

FPA U.S. VALUE FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA U.S. VALUE FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2016	2017
(a) Audit Fees	$40,883	$41,905
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,005	$9,230
(d) All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)            the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. VALUE FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date: March 5, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date: March 5, 2018